UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 1, 2002

                          PANAMERICAN BEVERAGES, INC.
            (Exact name of registrant as specified in its charter)


    Republic of Panama                 1-2290                Not Applicable
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
    of incorporation)                                     Identification No.)

           c/o Panamco, L.L.C.
      701 Waterford Way, Suite 800
             Miami, Florida                                    33126
(Address of principal executive offices)                     (Zip Code)


                                (305) 929-0800
             (Registrant's Telephone Number, including area code)


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Item 4.   Changes in Registrant's Certifying Accountants

          Effective July 1, 2002, the Audit Committee of the Board of Directors of Panamerican Beverages, Inc. (the "Company") decided to engage Deloitte & Touche LLP as the Company's independent public accountant to replace Arthur Andersen LLP ("Andersen").

          Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to this subject matter in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

          The Company has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated July 1, 2002, stating its agreement with such statements.

          During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matters or reportable events, as listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.  The following exhibit is filed with this document.

Exhibit Number      Description

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated July 1, 2002


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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Panamerican Beverages, Inc.


Dated July 1, 2002                 By: /s/ Mario Gonzalez Padilla
                                        -------------------------------
                                        Mario Gonzalez Padilla
                                        Vice-President, Chief Financial
                                        Officer and Treasurer

                                                                    Exhibit 16




July 1, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP. We have read the first three paragraphs of Item 4 as they relate to Arthur Andersen LLP included in the Form 8-K dated July 1, 2002 of Panamerican Beverages, Inc. filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP
Arthur Andersen LLP

cc: Mario Gonzalez Padilla,
    Vice-President, Chief Financial
    Officer and Treasurer,
    Panamerican Beverages, Inc.